SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 9, 1998
                                                         ----------------

                        PINNACLE WEST CAPITAL CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


            Arizona                     1-8962                  86-0512431
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)


       400 East Van Buren St., P.O. Box 52132, Phoenix, Arizona       85072-2132
       --------------------------------------------------------       ----------
               (Address of principal executive offices)               (Zip code)



                                 (602) 379-2500
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              (Registrant's telephone number, including area code)



                                      NONE
             -------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

         As previously reported, the proposed settlement agreement between Arizona Public Service Company ("APS"), subsidiary of Pinnacle West Capital Corporation (the "Company"), and the Staff of the Arizona Corporation Commission (the "ACC") has expired by its terms. See Item 5 of the Company's Current Report on Form 8-K dated December 1, 1998. On December 9, 1998, the ACC Staff filed a Notice of Withdrawal of Settlements providing that the proposed settlement agreement has by its terms expired and is deemed withdrawn from consideration by the ACC. The withdrawal does not preclude the parties from continuing attempts to resolve the issues addressed by the agreement and presenting any new settlement to the ACC for consideration. The notice also provides that the procedural order for ACC consideration of the agreement is no longer in effect. The Arizona Supreme Court had scheduled oral argument on January 14, 1999, to consider whether the procedural order gave sufficient notice to interested parties of the ACC hearings on the settlement agreement. The Company cannot currently predict how the Court will proceed in this matter.

         In connection with the settlement agreement, APS and Tucson Electric Power Company entered into a memorandum of understanding ("MOU") for the exchange of certain assets. See "State-Proposed Settlement Agreement" in Note 5 of Notes to Condensed Consolidated Financial Statements in the Company's Quarterly Report on Form 10-Q for the Fiscal Quarter ended September 30, 1998 (the "September 10-Q"). Pursuant to the terms of the MOU, if there is no ACC order approving a settlement agreement by December 15, 1998, or an agreement between the parties to extend this deadline, the MOU will expire.

         On December 10, 1998, the ACC adopted, without modifications which would have a significant impact on APS, the amended rules regarding the introduction of retail electric competition which became effective on an emergency basis in August 1998. See "State-ACC Rules" in Note 5 of Notes to Condensed Consolidated Financial Statements in the September 10-Q. However, due to the Supreme Court stay, the Notice of Withdrawal and other unresolved issues, the amended rules cannot be practically implemented.

         In April 1998, APS and Salt River Project Agricultural Improvement and Power District ("Salt River Project") entered into a memorandum of agreement in anticipation of, and to facilitate, the opening of the Arizona electric industry. See Note 7 of Notes to Condensed Consolidated Financial Statements in the September 10-Q. Certain provisions of the agreement may be affected by the timing of the introduction of competition.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PINNACLE WEST CAPITAL CORPORATION
                                                  (Registrant)




Dated:   December 11, 1998              By:  Michael V. Palmeri
                                             -----------------------------------
                                             Michael V. Palmeri
                                             Treasurer